                                                                 April 14, 2003

TO THE SHAREHOLDER:

The Fund ended the Fiscal Year March 31, 2003 with a Net Asset Value of $21.50 per share. This represents a 6.8% increase from $20.13 per share at the end of the March 31, 2002 Fiscal Year. On March 31, 2003 the Fund's closing stock price on the New York Stock Exchange was $20.65 per share, representing a 4.0% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)


----------------------------------------------------------------------------------------------------
                                     10 Years      5 Years       2 Years       1 Year       Quarter
                                    to 3/31/03   to 3/31/03    to 3/31/03    to 3/31/03   To 3/31/03
----------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                     7.33%        6.09%          8.52%       14.29%        2.48%
Average of 14 Other
  Closed-End Bond Funds (2)            6.91%        5.78%          6.53%        9.48%        2.66%
Salomon Bros. Bond Index (3)           8.45%        8.46%         12.31%       19.55%        2.12%


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

At its March 2003 meeting, the Federal Reserve Bank maintained the Fed Funds rate at 1.25% but took the unprecedented step of not commenting regarding any bias to its policy making decisions. The FOMC cited the war with Iraq as the primary reason for uncertainty regarding the near-term risks to the economy. Since the end of the Fund's prior fiscal year on March 31, 2002, the yields on US Treasury 2-year notes have declined from 3.72% to 1.48%. The yields on 10-year notes and 30-year bonds have declined from 5.40% to 3.80% and from 5.80% to 4.82%, respectively. At this writing, the yield on the 2, 10 and 30-year Treasury issues have risen to 1.70%, 4.00% and 4.96%, respectively.

The federal budget situation is not as favorable for interest rate levels as monetary policy. The combination of the costs of the war and domestic security and the proposed tax cuts could severely constrain the budget. A sizable deficit will result in increased issuance of US Treasury securities, putting upward pressure on interest rates.

Yield spreads on corporate bonds relative to benchmark Treasury yields have been exceedingly volatile in the past twelve months. The relative performance of corporate bonds has been correlated to the performance of the stock market. The recent experience has been more positive as corporate balance sheets have improved, although individual companies continue to have difficulties.

The Fund's performance during the fiscal year has benefited from the overall decline in interest rates and the improvement in corporate yield spreads. The modest cash reserves do provide some cushion against the rise in interest rates in recent weeks. The Fund will remain subject to trends in overall levels of interest rates and will continue to benefit from continued improvement in relative performance of corporate bonds.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


--------------------------------------------------------------------------------------
                Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------------
                         U.S. Treasuries,
                            Agencies &                                   B and    Not
 Period Ended               AAA Rated        AA     A      BBB     BB    Lower   Rated
--------------------------------------------------------------------------------------
March 31, 2003                 17.3%        5.3%   28.7%  39.5%   7.6%    1.4%    0.2%
March 31, 2002                 16.7%        4.4%   22.6%  53.6%   1.9%    0.6%    0.2%
March 31, 2001                 14.8%        2.0%   33.1%  45.9%   3.9%    0.0%    0.3%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The increase in lower-rated holdings is the result of rating downgrades of existing holdings rather than from new purchases.

On March 19, 2003, the Board of Directors declared a dividend payment of $0.34 per share payable May 6, 2003 to shareholders of record on April 3, 2003.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.


                                     Sincerely,

                                     /s/ John H. Donaldson
                                     ----------------------
                                     John H. Donaldson, CFA
                                     President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the 1838 Bond-Debenture Trading Fund


We have audited the accompanying statement of assets and liabilities of 1838 Bond-Debenture Trading Fund, including the schedule of investments, as of March 31, 2003, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the four years in the period ended March 31, 2002 and the statement of changes in net assets for the year ended March 31, 2002 were audited by other auditors whose report dated April 30, 2002 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund as of March 31, 2003, the results of operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



Tait, Weller & Baker


Philadelphia, PA
April 11, 2003

SCHEDULE OF INVESTMENTS                                          March 31, 2003

                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating*     Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (95.42%)
AUTOMOBILES & RELATED (6.11%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,492,032
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB          1,000           1,111,211         941,066
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB          1,560           1,544,173       1,382,488
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A2/BBB           1,000           1,008,963       1,010,938
                                                                                                        -----------     -----------
                                                                                                          4,664,347       4,826,524
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (9.33%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................      B1/B+             500             487,710         277,500
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,674,231       1,899,567
Dominion Resources Inc., Bonds, 6.75%, 12/15/32 ....................    Baa1/BBB+         1,000             997,586       1,047,786
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,482,908       2,083,336
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         523,962
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,439         606,034
Old Dominion Electric Corp, 6.25%, 06/01/11, AMBAC .................     Aaa/AAA            500             500,507         562,084
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................     Caa1/B+            500             540,378         365,000
                                                                                                        -----------     -----------
                                                                                                          6,681,759       7,365,269
                                                                                                        -----------     -----------
FINANCIAL (22.35%)
Bank of America, Sub. Notes, 7.40%, 01/15/2011 .....................      Aa3/A           1,000           1,061,588       1,191,390
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,718         568,891
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,329       2,298,216
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     A1/BBB+          2,000           1,994,138       2,230,384
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,549,127       1,689,513
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A            1,500           1,499,681       1,666,277
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,566,736       2,925,545
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,716         567,792
National Rural Utilities, Notes, 7.25%, 03/01/12 ...................      A2/A              500             550,503         581,166
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................     NR/BBB-          1,500           1,585,462       1,652,466
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             485,522         513,524
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,010,348       1,222,473
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,592         547,543
                                                                                                        -----------     -----------
                                                                                                         15,808,460      17,655,180
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (20.22%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba1/BB+          2,000           1,999,785       2,109,230
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             435,004         561,727
Duke Capital Corp., Sr. Notes, 6.75%, 02/15/32 .....................    Baa2/BBB+         1,000             672,813         846,407
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,095       1,103,719
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................     Ba3/BB+          1,000           1,052,311         880,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,141,031       2,480,318
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,077       1,085,359
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             894,451         902,500
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............     Ba3/BB-          2,000           1,991,561       1,880,000
Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12 .................    Ba1/BBB-          1,000             995,215         996,250
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BBB            500             516,800         547,673
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             655,486         686,250
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,491,783       1,886,154
                                                                                                        -----------     -----------
                                                                                                         14,838,412      15,965,587
                                                                                                        -----------     -----------
OIL & GAS (10.53%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             523,718         620,408
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................     Caa1/B             500             504,904         412,500
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,211,003       1,276,620
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,448       2,205,984
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,739         587,390
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A-           2,539           2,642,258       3,215,979
                                                                                                        -----------     -----------
                                                                                                          7,358,070       8,318,881
                                                                                                        -----------     -----------

SCHEDULE OF INVESTMENTS--continued                               March 31, 2003

                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating*     Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (13.91%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa3/BBB           $1,000       $ 1,072,734     $ 1,165,154
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,776       1,443,596
SBC Communications, Notes, 5.875%, 08/15/12 ........................     A1/AA-               500           492,726         545,932
Tele-Communications Inc., 9.25%, 01/15/23 ..........................    Baa3/BBB            2,000         1,995,923       2,101,544
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,145,518       3,442,083
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ...............      A2/A+             1,646         1,675,595       1,979,277
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-               250           246,280         311,767
                                                                                                        -----------     -----------
                                                                                                          9,927,552      10,989,353
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (0.97%)
FNMA Pool 313411, 7.00%, 03/01/04 ..................................      NR/NR               110           109,916         111,900
GNMA Pool 780374, 7.50%, 12/15/23 ..................................      NR/NR               156           154,903         168,012
GNMA Pool 417239, 7.00%, 02/15/26 ..................................      NR/NR               454           459,534         483,786
                                                                                                        -----------     -----------
                                                                                                            724,353         763,698
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (12.00%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,732,957       1,936,559
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,033,780       5,356,712
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,013,928       1,407,773
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           727,319         775,683
                                                                                                        -----------     -----------
                                                                                                          7,507,984       9,476,727
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     67,510,937      75,361,219
                                                                                                        -----------     -----------
INVESTMENT COMPANIES (3.02%)                                                             Shares
                                                                                        ---------
High Yield Plus Fund ...............................................                       33,333           223,875         120,999
Evergreen Select Money Market - I Shares ...........................                    2,260,435         2,260,435       2,260,435
                                                                                                        -----------     -----------
                                                                                                          2,484,310       2,381,434
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (98.44%) .........................................                                    $69,995,247      77,742,653
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (1.56%) ...............................                                                      1,230,158
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $78,972,811
                                                                                                                        ===========


 * Ratings for debt securities are unaudited

144A-- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 3.70% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guranteed
Sr. - Senior
Sub. - Subordinated

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003

Assets:
   Investment in securities, at value (amortized cost
     $69,995,247) (Note 1)........................................   $77,742,653
   Interest receivable ...........................................     1,324,744
   Dividends receivable ..........................................         1,083
   Other assets ..................................................         2,740
                                                                     -----------
    TOTAL ASSETS .................................................    79,071,220
                                                                     -----------
Liabilities:
   Due to Advisor ................................................        37,783
   Accrued expenses payable ......................................        60,626
                                                                     -----------
    TOTAL LIABILITIES ............................................        98,409
                                                                     -----------
Net assets: (equivalent to $21.50 per share based on 3,673,258
  shares of capital stock outstanding)............................   $78,972,811
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 3,673,258
   Capital paid-in ...............................................    72,181,446
   Accumulated net investment income (loss) ......................      (547,640)
   Accumulated net realized loss on investments ..................    (4,081,659)
   Net unrealized appreciation on investments ....................     7,747,406
                                                                     -----------
                                                                     $78,972,811
                                                                     ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 2003

Investment Income:
   Interest........................................                 $  5,491,979
   Dividends.......................................                       13,667
                                                                    ------------
    Total Investment Income .......................                    5,505,646
                                                                    ------------
Expenses:
   Investment advisory fees (Note 4)...............    $  428,856
   Transfer agent fees.............................        46,680
   NYSE fee........................................        25,000
   Directors' fees.................................        29,250
   Audit fees......................................        18,500
   State and local taxes...........................        21,545
   Legal fees and expenses.........................        35,960
   Reports to shareholders.........................        22,182
   Custodian fees..................................         6,476
   Miscellaneous...................................        51,570
                                                       ----------
    Total Expenses ................................                      686,019
                                                                    ------------
     Net Investment Income ........................                    4,819,627
                                                                    ------------
Realized and unrealized gain (loss) on investments
  (Note 1):
   Net realized loss from security transactions....                  (1,160,677)
                                                                    ------------
   Unrealized appreciation of investments:
    Beginning of year .............................     1,283,019
    End of year ...................................     7,747,406
                                                       ----------
     Change in unrealized appreciation of
       investments.................................                    6,464,387
                                                                    ------------
       Net realized and unrealized gain of
         investments...............................                    5,303,710
                                                                    ------------
Net increase in net assets resulting from
  operations.......................................                 $ 10,123,337
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year ended       Year ended
                                                 March 31, 2003   March 31, 2002
                                                 --------------   --------------
Increase (decrease) in net assets:
Operations:
   Net investment income.....................     $ 4,819,627       $ 5,105,531
   Net realized loss from security
     transactions (Note 2)...................      (1,160,677)       (1,070,484)
   Change in unrealized appreciation of
     investments.............................       6,464,387        (1,768,960)
                                                  -----------       -----------
    Net increase in net assets resulting
      from operations........................      10,123,337         2,266,087
                                                  -----------       -----------

Distributions:
   Dividends to shareholders from net
     investment income.......................      (4,913,023)       (5,249,417)
   Distributions to shareholders from tax
     return of capital.......................        (192,805)          (30,891)
                                                  -----------       -----------
    Total distributions to shareholders .....      (5,105,828)       (5,280,308)
                                                  -----------       -----------

   Increase (decrease) net assets............       5,017,509        (3,014,221)

Net Assets:
   Beginning of year.........................      73,955,302        76,969,523
                                                  -----------       -----------
   End of year...............................     $78,972,811       $73,955,302
                                                  ===========       ===========


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                                                Year Ended March 31,
                                                                                ---------------------------------------------------
                                                                                 2003       2002       2001       2000        1999
                                                                                -------   -------    -------    ---------   -------
Per Share Operating Performance
Net asset value, beginning of year..........................................    $ 20.13   $ 20.95    $ 20.39    $   22.20   $ 22.70
                                                                                -------   -------    -------    ---------   -------
 Net investment income(1)...................................................       1.31      1.24       1.45         1.47      1.52
 Net realized and unrealized gain (loss) on investments(1)..................       1.45     (0.62)      0.56        (1.81)    (0.41)
                                                                                -------   -------    -------    ---------   -------
Total from investment operations............................................       2.76      0.62       2.01        (0.34)     1.11
                                                                                -------   -------    -------    ---------   -------
Less distributions
 Dividends from net investment income.......................................      (1.34)    (1.43)     (1.45)       (1.47)    (1.48)
 Distributions from net realized gain.......................................         --        --         --           --     (0.13)
 Distribution from tax return of capital....................................      (0.05)    (0.01)        --           --        --
                                                                                -------   -------    -------    ---------   -------
Total distributions.........................................................      (1.39)    (1.44)     (1.45)       (1.47)    (1.61)
                                                                                -------   -------    -------    ---------   -------
Net asset value, end of year................................................    $ 21.50   $ 20.13    $ 20.95    $   20.39   $ 22.20
                                                                                =======   =======    =======    =========   =======
Per share market price, end of year.........................................    $ 20.65   $ 19.34    $ 19.27    $   16.88   $ 20.69
                                                                                =======   =======    =======    =========   =======
Total Investment Return
 Based on market value......................................................     14.55%     7.96%     23.91%     (11.67)%     7.28%
Ratios/Supplemental Data
Net assets, end of year (in 000's)..........................................    $78,973   $73,955    $76,970    $  74,892   $81,559
 Ratio of expenses to average net assets....................................      0.91%     0.86%      0.91%        0.88%     0.77%
 Ratio of net investment income to average net assets(1)....................      6.39%     6.73%      7.20%        7.09%     6.70%
 Portfolio turnover rate....................................................     12.27%    10.87%     12.39%       10.21%    17.89%
Number of shares outstanding at the end of the year (in 000's)..............      3,673     3,673      3,673        3,673     3,673


(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2003, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. The $5,105,828 and $5,280,308 distributed in fiscal years 2003 and 2002, respectively, consisted of $4,913,023 and $5,249,417 of ordinary income, respectively, and $192,805 and $30,891 of return of capital for tax purposes, respectively. At March 31, 2003, the components of distributable earnings on a tax basis were as follows:
     $3,916,396 was accumulated capital losses and $7,199,766 was net unrealized appreciation. At March 31, 2003, the aggregate tax cost for all securities was $70,542,887 and the $7,199,766 of net unrealized appreciation consisted of aggregate gross unrealized appreciation for those securities for which there was an excess of market value over tax cost of $8,681,533 and aggregate gross unrealized depreciation for those securities for which there was an excess of tax cost over fair value of $1,481,767. As of March 31, 2003, the Fund had tax basis capital loss carryover of $159,409, $1,389,196, $974,596 and $1,393,195 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008, 2009, 2010 and 2011, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, the Fund elected to defer losses occurring between November 1, 2002 and March 31, 2003 in the amount of $165,263. At March 31, 2003, capital contributions, accumulated net investment income (loss) and accumulated net realized loss from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization and accretion of market premium and discount. The following amounts were reclassified within the capital accounts: $(192,805) to paid in capital, $269,612 to accumulated net investment income (loss) and $(76,807) to accumulated net realized loss on investments.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing market premium and accreting market discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of fiscal year 2002 based upon the original acquisition date of the securities. The gross amount of premium and discount calculated was $606,237 and $62,922, respectively, which resulted in a net decrease of the amortized cost of securities of $543,315. During the fiscal year ended March 31, 2002 net investment income decreased $86,964 and net realized and unrealized gain
     (loss) increased $86,964 due to the net amortization of market premium and reclassification of net paydown losses.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2003:

                                                                                Proceeds
                                                                 Cost of       from Sales
                                                                Purchases    or Maturities
                                                                ----------   -------------
          U.S. Government Securities .......................    $        -     $1,533,257
          Other Investment Securities ......................     8,950,910      8,411,435

Note 3 -- Capital Stock -- At March 31, 2003, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2003, the Fund issued no shares under this Plan.

Additional Information Regarding the Fund's Directors and Officers (Unaudited)

Name and                           Position(s)            Principal Occupation                              Position With
Address (Age)                      Held With Fund         Over Past Five Years                              Fund Since and Term
------------------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown* (55)             Chairman of the        President, MBIA Asset Management, LLC;            1988; current term ends
1838 Investment Advisors, LLC      Board of Directors     President and Director, 1838 Investment           at the 2002 Annual
2701 Renaissance Blvd.                                    Advisors, LLC; President, Chairman and Trustee    Meeting.
Fourth Floor                                              of 1838 Investment Advisors Funds; Director of
King of Prussia, PA 19406                                 Airgas, LLC and Harleysville Mutual Insurance
                                                          Company.
------------------------------------------------------------------------------------------------------------------------------------
John Gilray Christy (70)           Director               Chairman of Chestnut Capital Corporation;         1983; current term ends
Chestnut Capital Corp. Fund                               Director of Echo Bay Mines, Ltd.; Director of     at the 2002 Annual
P.O. Box 22                                               The Philadelphia Contributionship for the         Meeting.
Flourtown, PA 19031                                       Insurance of Houses from Loss by Fire.
------------------------------------------------------------------------------------------------------------------------------------
Morris Lloyd, Jr. (65)             Director               Regional Director, Trinity College.               1989; current term ends
1838 Bond-Debenture                                                                                         at the 2002 Annual
Trading Fund                                                                                                Meeting.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane (68)             Director               Former Chair of the Board of Managers of          1974; current term ends
1838 Bond-Debenture                                       Swarthmore College.                               at the 2002 Annual
Trading Fund                                                                                                Meeting.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
John H. Donaldson* (49)            President              President of the Fund; Director, 1838             1991; indefinite
1838 Investment Advisors, LLC                             Investment Advisors, LLC.
2701 Renaissance Blvd.
Fourth Floor
King of Prussia, PA 19406
------------------------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky* (51)           Vice President and     Vice President and Secretary of the Fund; Vice    1990; indefinite
1838 Investment Advisors, LLC      Secretary              President and Chief Compliance Officer and
2701 Renaissance Blvd.                                    former Operations Manager, 1838 Investment
Fourth Floor                                              Advisors, LLC; Vice President, Treasurer and
King of Prussia, PA 19406                                 Secretary of the 1838 Investment Advisors
                                                          Funds.
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso* (41)            Vice President         Managing Director and Head of Fixed Income,       1998; indefinite
MBIA Capital Management Corp.                             1838 Investment Advisors, LLC; President and
113 King Street                                           Senior Portfolio Manager, MBIA Capital
Armonk, NY 10504                                          Management Corp.; Managing Director and Chief
                                                          Investment Officer, MBIA Insurance Corp.; Vice
                                                          President of the 1838 Investment Advisors
                                                          Funds
------------------------------------------------------------------------------------------------------------------------------------

*Designates a director/officer who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Messrs. Brown, Donaldson, Bencrowsky and Corso are interested persons of the Fund by virtue of being employees of the Fund's investment manager, 1838 Investment Advisors, LLC.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

================================================================================

           DIRECTORS
-------------------------------

       W. THACHER BROWN
      JOHN GILRAY CHRISTY
       MORRIS LLOYD, JR.
       J. LAWRENCE SHANE


           OFFICERS
-------------------------------

       JOHN H. DONALDSON
           President
      ANNA M. BENCROWSKY
        Vice President
         and Secretary
       CLIFFORD D. CORSO
        Vice President


      INVESTMENT ADVISOR                                   1838
-------------------------------
                                               BOND--DEBENTURE TRADING FUND
 1838 INVESTMENT ADVISORS, LLC                  --------------------------
  2701 RENAISSANCE BOULEVARD
         FOURTH FLOOR
   KING OF PRUSSIA, PA 19406                    2701 RENAISSANCE BOULEVARD
                                                       FOURTH FLOOR
                                                 KING OF PRUSSIA, PA 19406
           CUSTODIAN
-------------------------------                      [GRAPHIC OMITTED]

    WACHOVIA NATIONAL BANK                            Annual Report
      123 S. BROAD STREET                             March 31, 2003
    PHILADELPHIA, PA 19103


        TRANSFER AGENT
-------------------------------

           EQUISERVE
        P.O. BOX 43069
   PROVIDENCE, RI 02940-3069
         781-575-2723


            COUNSEL
-------------------------------

      PEPPER HAMILTON LLP
     3000 TWO LOGAN SQUARE
   EIGHTEENTH & ARCH STREETS
    PHILADELPHIA, PA 19103


           AUDITORS
-------------------------------

     TAIT, WELLER & BAKER
      1818 MARKET STREET
          SUITE 2400
    PHILADELPHIA, PA 19103